Filed Pursuant to Rule 497(e)
File No. 333-198667

CAREY CREDIT INCOME FUND — I
Prospectus Supplement No. 4 Dated January 26, 2016
To Prospectus Dated July 31, 2015

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund — I, dated July 31, 2015 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Carey Credit Income Fund — I upon request.
DECREASE IN PUBLIC OFFERING PRICE
On January 25, 2016, we decreased our public offering price from $9.28 per share to $8.70 per share. The decrease in the public offering price will be effective for share subscriptions accepted on or after January 20, 2016. In accordance with our share pricing policy, our Board of Trustees determined that a reduction in the public offering price per share was warranted following a decline in our net asset value per share below 97.5% of the public offering price, net of sales load, as stated in the prospectus. As a result of the decrease in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.26 per share and $8.44 per share, respectively.
DISTRIBUTIONS
We have decreased our public offering price on January 25, 2016 from $9.28 per share to $8.70 per share, and we confirm that cash distributions of $0.01286 per share per week, as previously declared by our Board of Trustees through February 23, 2016, will remain unchanged through February 23, 2016.